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                                                                       EXHIBIT 3


                        ROYAL GROUP TECHNOLOGIES LIMITED

                  THIS PROXY IS SOLICITED BY MANAGEMENT FOR THE
         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 20, 2003
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The undersigned holder of Subordinate Voting Shares                  Instructions:
of ROYAL GROUP TECHNOLOGIES LIMITED (the "Corporation")
hereby appoints Vic De Zen, Chairman of the Board
and Chief Executive Officer or failing him,                          1. THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE
Douglas Dunsmuir, President or instead of                               CORPORATION.
either of them,                                                      2. Shareholders are entitled to vote at the Meeting
                                                                        either in person or by proxy. Whether or
                                                                        not you now plan to attend the Meeting, please
                                                                        complete and date this proxy, sign your name
..............................................................           exactly as it appears on the form of proxy and
                                                                        return the proxy in the envelope enclosed for this
as proxy of the undersigned, with full power of substitution,           purpose.
to attend, act and vote for the undersigned at the ANNUAL            3. If the shareholder is a corporation, this form of
MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON                   proxy must be signed under its corporate seal or
FEBRUARY 20, 2003 AND AT ANY ADJOURNMENTS THEREOF,                      by a duly authorized officer or attorney thereof.
on the following matters:                                               A person signing on behalf of a shareholder must
                                                                        provide, with the proxy, satisfactory proof of such
(a) VOTE [ ] or WITHHOLD FROM VOTING [ ] for the election               person's authority and must indicate the capacity
    of Directors;                                                       in which such person is signing.
                                                                     4. Shareholders whose shares are registered in the
(b) VOTE [ ] or WITHHOLD FROM VOTING [ ] for the appointment            name of a securities dealer, bank, trust company or
    of Auditors and the authorization of Directors to fix               other intermediary should follow the directions
    the Auditors' remuneration.                                         provided by their intermediary for filing proxies.
                                                                     5. EACH SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON
and conferring discretionary authority to vote on amendments            TO REPRESENT THE SHAREHOLDER AT THE MEETING OTHER
or variations to the matters referred to above and on such              THAN THE PERSONS SPECIFIED ON THE FORM OF PROXY.
other business as may properly come before the Meeting, hereby          In order to do so, the shareholder may insert the
revoking any proxy previously given. The shares represented by          name of such person, who need not be a shareholder,
this proxy will be voted or withheld from voting in accordance          in the blank space provided in this proxy.
with the instructions of the shareholder on any ballot that          6. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED
may be called for                                                       AS SPECIFIED, BUT IF NO SPECIFICATION IS MADE IN
                                                                        RESPECT OF ANY MATTER, THIS PROXY WILL BE VOTED FOR
                                                                        EACH MATTER NOT SO SPECIFIED.
                                                                     7. In the event this proxy is not dated, this proxy
                                                                        shall be deemed to bear the date on which it was
                                                                        mailed by Management.

DATED this          day of            , 2003.
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Signature of Shareholder(s)
(should be as registered - see opposite 2.)




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Name(s) of Shareholder(s) (please print)


TO BE VALID, THIS PROXY MUST BE DATED AND SIGNED
ABOVE AND DEPOSITED WITH COMPUTERSHARE TRUST COMPANY
OF CANADA AS SET OUT ON THE FIRST PAGE OF THE
MANAGEMENT PROXY CIRCULAR BY 10:00 A.M. ON
FEBRUARY 19, 2003.
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